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                                                                    Exhibit 99.1

                             STRATOS LIGHTWAVE, INC.

                   Certification of Periodic Financial Report
                       Pursuant to 18 U.S.C. Section 1350

     Pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, each of the undersigned officers of Stratos Lightwave, Inc. (the "Company") certifies that the Quarterly Report on Form 10-Q of the Company for the quarter ended October 31, 2002 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and information contained in that Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: December 16, 2002                       /s/ James W. McGinley
                                              ----------------------------------
                                               James W. McGinley
                                               President and Chief Executive
                                               Officer


Dated: December 16, 2002                       /s/ David A. Slack
                                              ----------------------------------
                                               David A. Slack
                                               Chief Financial Officer